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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2003

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5.    OTHER EVENTS

        On January 21, 2003, Pixelworks, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2002, and the restatement of its financial results for the quarter and nine months ended September 30, 2002 to reflect a change in accounting for the acquisition of Jaldi Semiconductor Corp. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

99.1	Press Release issued by Pixelworks on January 21, 2003.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC.

Date: January 21, 2003	/s/ JEFFREY B. BOUCHARD Jeffrey B. Bouchard Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

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  Item 5. OTHER EVENTS
  Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES